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                                                                   Exhibit 10.7

                          SECURITIES EXCHANGE AGREEMENT



                                  by and among



                                   ONEIDA LTD.



                                       and



                                 THE PURCHASERS

                                IDENTIFIED HEREIN



                           Dated as of August 9, 2004







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                                TABLE OF CONTENTS


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ARTICLE I. DEFINITIONS...........................................................................................1

         1.1      Defined Terms..................................................................................1

ARTICLE II. EXCHANGE OF SECURITIES...............................................................................4

         2.1      Exchange of Common Shares......................................................................4

         2.2      Consideration for Common Shares................................................................5

ARTICLE III. CLOSING.............................................................................................5

         3.1      Closing........................................................................................5

         3.2      Deliveries by the Company at the Closing.......................................................5

         3.3      Deliveries by the Acquiring Entities at the Closing............................................6

         3.4      Registration Rights Agreement..................................................................6

         3.5      Form of Documents and Instruments..............................................................6

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................................................6

         4.1      Organization of the Company....................................................................6

         4.2      Capitalization of the Company..................................................................7

         4.3      Authorization of Issuance......................................................................7

         4.4      Due Authorization..............................................................................8

         4.5      Governmental and Other Approvals...............................................................8

         4.6      Board Recommendations..........................................................................8

         4.7      No Brokers.....................................................................................9

         4.8      Other Representations and Warranties...........................................................9

ARTICLE V. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF ACQUIRING ENTITIES......................................9

         5.1      Purchase for Investment........................................................................9

         5.2      Outstanding Indebtedness......................................................................11

         5.3      No Brokers....................................................................................11

ARTICLE VI. COVENANTS...........................................................................................11

         6.1      Legend........................................................................................11

ARTICLE VII. MISCELLANEOUS......................................................................................11

         7.1      Assignment....................................................................................11

         7.2      Notices.......................................................................................11
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         7.3      Choice of Law.................................................................................12

         7.4      Counterparts..................................................................................13

         7.5      Invalidity....................................................................................13

         7.6      Headings......................................................................................13

         7.7      Severability..................................................................................13
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EXHIBITS
--------

Exhibit A - Bylaws
Exhibit B - Certificate of Incorporation
Exhibit C - Form of Registration Rights Agreement
Exhibit D - Form of Receipt
Exhibit E - Form of Amendment to Amended and Restated Rights Agreement

SCHEDULES
---------

Schedule 1 - List of Purchasers
Schedule 4.2 - Capitalization of the Company






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                          SECURITIES EXCHANGE AGREEMENT
                          -----------------------------

         This Securities Exchange Agreement dated as of August 9, 2004, is made by and among Oneida Ltd., a New York corporation (the "Company"), and each of the entities set forth on Schedule 1 hereto (each, a "Purchaser" and collectively, the "Purchasers").


                                    RECITALS
                                    --------

         WHEREAS, the Company and each Purchaser are parties to that certain lock-up agreement (the "Lock-Up Agreement") dated as of June 24, 2004 pursuant to which the Company and the Purchasers agreed to the terms of a financial restructuring (the "Restructuring"), as more particularly set forth on the term sheet attached as Exhibit A to the Lock-Up Agreement; and

         WHEREAS, in order to implement the Restructuring, the Company agreed to, among other things, issue to the Acquiring Entities an aggregate of 29,852,907 shares (the "Common Shares") of the Company's common stock (the "Common Stock"), par value $1.00 per share, in consideration of the partial Conversion (defined below) of the Outstanding Indebtedness (defined below) held by each Purchaser, as more particularly set forth in Section 2.2 of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Defined Terms. As used herein, the terms below shall have the following meanings:

         "Acquiring Entity" means any Purchaser and its nominee (which is a signatory to this Agreement), as applicable.

         "Affiliate" shall mean with respect to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" another Person if such latter Person possesses, directly or indirectly, power either to direct or cause the direction of management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

         "Agreement" means this Securities Exchange Agreement, together with all schedules and exhibits attached hereto.






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         "Applicable Law" shall mean all applicable provisions of statutes, rules, regulations and orders of the United States, any state thereof or municipality therein or of any foreign governmental body or of any regulatory agency applicable to the Person in question, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

         "Board of Directors" means the Board of Directors of the Company as of the date of this Agreement.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks are required or permitted to close in the State of New York.

         "Bylaws" means the Amended and Restated Bylaws of the Company as in effect on the date hereof, in the form attached hereto as Exhibit A.

         "Certificate of Incorporation" means the Restated Certificate of Incorporation of the Company as amended or restated and as in effect on the date hereof, in the form attached hereto as Exhibit B.

         "Closing" has the meaning set forth in Section 3.1 of this Agreement.

         "Closing Date" has the meaning set forth in Section 3.1 of this Agreement.

         "Common Shares" has the meaning set forth in the Recitals.

         "Common Stock" has the meaning set forth in the Recitals.

         "Company" has the meaning set forth in the Introductory Paragraph.

         "Conversion" has the meaning set forth in Section 2.2 of this Agreement.

         "Conversion Amount" has the meaning set forth in Section 2.2 of this Agreement.

         "Credit Agreement" means the Amended and Restated Credit Agreement dated as of April 27, 2001 by and among the Company, the lending institutions from time to time parties thereto, and JPMorgan Chase Bank, as administrative agent, as amended, together with all schedules and exhibits referenced therein and all notes executed on account thereof (other than the Second Amended Credit Agreement).

         "Encumbrance" means any claim, lien, pledge, option, charge, easement, security interest, right-of-way, encumbrance or other rights of third parties, and, with respect to any securities, any agreements, understandings or restrictions affecting the voting rights or other incidents of record or beneficial ownership pertaining to such securities.

         "Governmental Authority" shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States or any foreign jurisdiction.






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         "Lock-Up Agreement" has the meaning set forth in the Recitals.

         "Material Adverse Effect" shall mean any event or condition that (i) has had, or could reasonably be expected to have, a material adverse change or effect on the business, assets, properties, performance, operations, condition (financial or otherwise) or prospects of the Company, and its Subsidiaries, taken as a whole, or (ii) materially impairs the ability of the Company to perform any of its obligations under this Agreement or the Transaction Documents; provided, however, that any event or condition will be deemed to have a "Material Adverse Effect" if such event or condition when taken together with all other events and conditions occurring or in existence at such time (including all other events and conditions which, but for the fact that a representation, warranty or covenant is subject to a "Material Adverse Effect" exception, would cause such representation or warranty contained herein to be untrue or such covenant to be breached) would result in a "Material Adverse Effect," even though, individually, such event or condition would not do so.

         "Note Purchase Agreement" means that certain 2001 Amended and Restated Note Purchase Agreement dated as of May 1, 2001, as amended, together with all schedules and exhibits referenced therein and all notes executed on account thereof (other than the Second Amended Credit Agreement).

         "NYBCL" means the New York Business Corporation Law, as amended from time to time.

         "Options" means outstanding options, warrants or rights to purchase Common Stock to be issued under one or more equity compensation plans approved by the Company's shareholders.

         "Outstanding Indebtedness" means (i) with respect to each Purchaser party to the Credit Agreement, the aggregate amount owed to such Purchaser (together with accrued but unpaid interest) pursuant to the Credit Agreement, and (ii) with respect to each Purchaser party to the Note Purchase Agreement, the aggregate amount owed to such Purchaser (together with accrued but unpaid interest) pursuant to the Note Purchase Agreement and, in each case of (i) and
(ii) above, as more particularly set forth opposite such Purchaser's name on
Schedule 1 hereto under the title "Pre-Conversion Outstanding Indebtedness".

         "Permits" means all licenses, permits, orders, consents, approvals, registrations, authorizations, qualifications and filings required by any federal, state, local or foreign laws or governmental or regulatory bodies and all industry or other non-governmental self-regulatory organizations.

         "Person" shall mean any natural person, corporation, division of a corporation, partnership, limited liability partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

         "Private Placement Legend" has the meaning set forth in Section 6.1 of this Agreement.






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         "Purchaser" or "Purchasers" has the meaning set forth in the
Introductory Paragraph.

         "Registration Rights Agreement" means the Registration Rights Agreement by and among the Company and the Acquiring Entities in the form attached hereto as Exhibit C.

         "Restructuring" has the meaning set forth in the Recitals.

         "Restructuring Documents" means the Transactions Documents together with the Fundamental Documents (as defined in the Second Amended Credit Agreement).

         "Second Amended Credit Agreement" means that certain Second Amended and Restated Credit Agreement, dated as of even date herewith by and among the Company, JPMorgan Chase Bank, as administrative agent and the banks and financial institutions identified therein as Lenders.

         "Securities Act" shall mean the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

         "Series A Preferred Stock" has the meaning set forth in Section 4.2 of this Agreement.

         "6% Cumulative Preferred Stock" has the meaning set forth in Section
4.2 of this Agreement.

         "Subsidiary" shall mean with respect to any Person, any corporation, association, joint venture, partnership or other business entity (whether now existing or hereafter organized) of which at least a majority of the voting stock or other ownership interests having ordinary voting power for the election of directors (or the equivalent) is, at the time as of which any determination is being made, owned or controlled by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

         "Transaction" means, taken together, the transactions contemplated under this Agreement.

         "Transaction Documents" means, collectively, this Agreement and the Registration Rights Agreement.

         "Transfer Agent" means the American Stock Transfer & Trust Company.


                                   ARTICLE II
                             EXCHANGE OF SECURITIES

         2.1 Exchange of Common Shares. Upon the terms and subject to the conditions contained herein, on the Closing Date, the Company will issue to each Purchaser that number of Common Shares set forth opposite such Purchaser's name on Schedule 1 hereto under the title






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"Common Shares to be Acquired", except that (a) Bank of America, N.A. hereby requests, and the Company agrees, that (i) 387, 277 shares of Common Stock convertible for $2,999,113.13 of its Pre-Conversion Outstanding Indebtedness to be issued to it pursuant to this Section 2.1 be issued to General Electric Capital Corporation and (ii) 1,156,992 shares of Common Stock convertible for $8,498,829.01 of its Pre-Conversion Outstanding Indebtedness to be issued to it pursuant to this Section 2.1 be issued to Anchorage Capital Master Offshore, Ltd, (b) Scoggin Capital Management, LP II hereby requests, and the Company agrees, that 387,391 shares of Common Stock convertible for $3,000,000.000 of its Pre-Conversion Outstanding Indebtedness to be issued to it pursuant to this
Section 2.1 be issued to Bank of America, N.A., (c) JP Morgan Chase Bank hereby requests, and the Company agrees, that all of the shares of Common Stock to be issued to it pursuant to this Section 2.1 be issued to Chart Holding Corp and
(d) SPS High Yield Loan Trading. hereby requests that all of the shares of Common Stock to be issued to it pursuant to this Section 2.1 be issued to Chart Holding Corp. Each Acquiring Entity shall be a beneficiary of this Section 2.1.


         2.2 Consideration for Common Shares. Upon the terms and subject to the conditions contained herein, as consideration for the issuance of the Common Shares set forth opposite each Purchaser's name, such Purchaser shall convert (the "Conversion") that amount (the "Conversion Amount") of Outstanding Indebtedness held by such Purchaser set forth opposite such Purchaser's name on
Schedule 1 hereto under the title "Conversion Amount". The Conversion Amount of each Purchaser which is a Lender (as defined in the Credit Agreement) shall consist entirely of Revolving Loans (as defined in the Credit Agreement) and no Bullet Loans (as defined in the Credit Agreement) or Swingline Loans (as defined in the Credit Agreement) shall be deemed to have been converted hereunder. Upon the Conversion of the Conversion Amount and the issuance of the Common Shares, the Conversion Amount shall be deemed paid in full by the Company and shall no longer be deemed Outstanding Indebtedness and the Outstanding Indebtedness held by such Purchaser immediately following the Conversion shall be the amount set forth opposite such Purchaser's name on Schedule 1 hereto under the title "Post-Conversion Outstanding Indebtedness".

                                   ARTICLE III
                                     CLOSING

         3.1 Closing. The closing of the transactions contemplated herein (the "Closing") shall occur concurrently with the execution of this Agreement (the date on which the Closing occurs is referred to herein as the "Closing Date") at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10078, unless the parties hereto otherwise agree.


         3.2 Deliveries by the Company at the Closing. At the Closing, the Company shall issue and deliver to the Purchasers:


         (a) certificates evidencing the Common Shares in the name of the Purchasers (subject to Section 2.1) in the respective amounts set forth on
Schedule 1 hereto, provided that, if









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a certificate is not delivered to any Purchaser at the Closing, the Company will deliver to such Purchaser evidence of a written direction to the Transfer Agent instructing the Transfer Agent to deliver such certificate to such Purchaser within five (5) Business Days of the Closing Date and such written direction shall satisfy the Company's obligation under this Section 3.2(a) with respect to such Purchaser;

         (b) the Amendment of the Amended and Restated Rights Agreement, dated as of even date herewith, between the Company and Transfer Agent, duly executed and delivered by the parties thereto in substantially the form attached hereto as Exhibit E;

         (c) an opinion of (i) Catherine H. Suttmeier, General Counsel of the Company and (ii) Shearman & Sterling LLP, counsel to the Company; and

         (d) all such other documents and instruments as contemplated by this Agreement as the Purchasers or their counsel shall reasonably request to consummate or evidence the Transaction.

         3.3 Deliveries by the Acquiring Entities at the Closing. At the Closing, each Acquiring Entity shall deliver to the Company:


         (a) a duly executed receipt, in the form attached hereto as Exhibit D, confirming the Conversion of the Conversion Amount as provided in Section 2.2 of this Agreement and the amount of Outstanding Indebtedness held by such Purchaser immediately following the Conversion; and

         (b) all such other documents and instruments as contemplated by this Agreement as the Company or its counsel shall reasonably request to consummate or evidence the Transaction.

         3.4 Registration Rights Agreement. At the Closing, the Company and each Acquiring Entity shall execute and deliver the Registration Rights Agreement.


         3.5 Form of Documents and Instruments. All of the documents and instruments delivered at the Closing shall be in form and substance, and shall be executed and delivered, in a manner reasonably satisfactory to the parties' respective counsel.


                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY


         The Company represents and warrants to the Acquiring Entities as follows:






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         4.1 Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is qualified to do business and is in good standing in all jurisdictions where either (i) the nature of its properties or business so requires or (ii) the failure to be in good standing could reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to (i) own, lease, and operate its properties and to carry on its business as presently being, or as now intended to be, or as now intended to be, conducted and (ii) to execute, deliver and perform its obligations under this Agreement and any other documents contemplated hereby to which it is or will be a party.


         4.2 Capitalization of the Company.

         (a) As of the date hereof, the authorized capital stock of the Company consists solely of (i) 48,000,000 shares of Common Stock, with a par value of $1.00 per share, (ii) 95,660 shares designated as 6% Cumulative Preferred Stock, with a par value of $25 per share (the "6% Cumulative Preferred Stock"), (iii) Series Preferred Stock (blank check), and (iv) 1,000,000 shares of Series A Preferred Stock, with par value of $1.00 per share (the "Series A Preferred Stock"). As of the date hereof, (i) 16,779,017 shares of Common Stock are issued and outstanding, (ii) 86,036 shares of 6% Cumulative Preferred Stock are issued and outstanding, (iii) 0 shares of Series Preferred Stock are issued and outstanding, and (iv) 1,368,074 shares of Common Stock are reserved for issuance upon exercise of Options (whether vested or unvested as of the date hereof).
Schedule 4.2 contains the aggregate number of outstanding Options to purchase shares of Common Stock, the weighted average exercise price with respect to such Options and the plan or other arrangements pursuant to which such Options were issued. All outstanding shares of each of the Common Stock and the 6% Cumulative Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable and issued in compliance with the Securities Act and all applicable state securities laws, and no shares of capital stock of the Company are subject to, nor have any been issued in violation of, any preemptive or similar rights.

         (b) Except as set forth above in paragraph (a) of this Section 4.2, as contemplated by this Agreement, there are outstanding (i) no shares of capital stock or other voting securities of the Company; (ii) no securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of the Company; (iii) no subscriptions, options, warrants, calls, commitments, preemptive rights or other rights of any kind to acquire from the Company, and no obligation of the Company to issue or sell any shares of capital stock or other voting securities of the Company or any securities of the Company convertible into or exchangeable for such capital stock or voting securities; and (iv) other than employee compensation plans based on the Company's earnings and executive officer employment agreements, no equity equivalents, interests in the ownership or earnings or other similar rights of or with respect to the Company. Except as set forth on Schedule 4.2, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of Common Stock or any other securities of the type described in clauses (i)-(iv) of the preceding sentence. There are no restrictions upon the voting or transfer of any share of the capital stock or other voting securities of the Company pursuant to the Certificate of







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Incorporation, the Bylaws or other governing documents or any agreement or other instrument to which the Company is a party or by which the Company is bound.

         4.3 Authorization of Issuance. At the Closing, the shares of Common Stock to be acquired by the Acquiring Entities from the Company will be duly authorized and validly issued, fully paid and nonassessable and not subject to, or issued in violation of, any preemptive or similar rights. At the Closing, no further approval or authority of the Board of Directors or the holders of capital stock of the Company under the NYBCL, or the consent of any other party, will be required for the issuance of the shares of Common Stock to be issued pursuant to this Agreement.


         4.4 Due Authorization. The Company has the requisite corporate power and authority to execute and deliver each of the Transaction Documents, perform its obligations thereunder, and to consummate the Transaction. The execution, delivery and performance by the Company of each of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby,
(i) have been duly authorized by all necessary corporate action of the Company,
(ii) will not constitute a violation of any provision of Applicable Law or any order of any Governmental Authority applicable to the Company or any of its properties or assets, (iii) will not violate any provision of the Certificate of Incorporation or ByLaws or, in any material respect, any provision of any Permit, or Material Agreement (as defined in the Second Amended Credit Agreement) to which the Company is a party or by which the Company or any of its material properties or assets are bound, (iv) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or create any right to terminate, any such Permit, or Material Agreement except as would not reasonably be expected to result in a Material Adverse Effect and (v) will not result in the creation or imposition of (or the obligation to create or impose) any Encumbrance or charge of any nature whatsoever upon any of the properties or assets of the Company; except in each case of clauses (i), (ii), (iv) and (v), as did not result or would not reasonably be expected to result in a Material Adverse Effect. This Agreement has been duly executed and delivered by the Company and constitutes, and each of the other Transaction Documents, when executed by the Company at the Closing as provided herein, will constitute, a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.


         4.5 Governmental and Other Approvals. All authorizations, approvals, orders, consents, licenses, registrations or filings from or with any Governmental Authority required for the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party have been duly obtained or made, and are in full force and effect, and if any further authorizations, approvals, orders, consents, licenses, registrations or filings should hereafter become necessary, the Company shall obtain or make all such authorizations, approvals, orders, consents, licenses, registrations or filings.







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         4.6 Board Recommendations. By a vote of the directors present at a meeting of the Board of Directors (which meeting was duly called and held and at which a quorum was present at all times), the Board of Directors has approved and adopted the terms of this Agreement, the consummation of the Transaction, and the issuance of the shares of Common Stock to be issued to the Acquiring Entities at the Closing, and such approval is sufficient to render inapplicable to the transactions contemplated by this Agreement (including, without limitation, the issuance of each of the Common Shares) the provisions of Section 912 et seq. of the NYBCL, Article Eighth of the Certificate of Incorporation.


         4.7 No Brokers. The Company has not employed, and is not subject to the valid claim of, any broker, finder, consultant or other intermediary in connection with the Transactions who might be entitled to a fee or commission from the Company in connection with the Transactions.


         4.8 Other Representations and Warranties. All representations and warranties of the Company contained in Section 3.3(b) through (e) and Section
3.4 through Section 3.30 of the Second Amended Credit Agreement are true and correct on and as of the date hereof.


                                    ARTICLE V
        REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF ACQUIRING ENTITIES

         Each Acquiring Entity, severally and not jointly, hereby represents and warrants, solely as to such Acquiring Entity and not as to any other Acquiring Entity, to the Company as follows:


         5.1 Purchase for Investment.

         (a) Such Acquiring Entity is acquiring the Common Shares solely by and for its own account, for investment purposes only and not for the purpose of resale or distribution; and such Acquiring Entity has no contract, undertaking, agreement or arrangement with any Person to sell, transfer, distribute, fractionalize, pledge, or otherwise dispose of to such Person or anyone else any Common Shares; and such Acquiring Entity has no present plans or intentions to enter into any such contract, undertaking or arrangement.

         (b) Such Acquiring Entity has all necessary power and authority to acquire the Common Shares and such acquisition will not contravene any law, rule or regulation binding on it or any investment guideline or restriction applicable to it.

         (c) Except for filings required under the Securities Exchange Act of 1934, as amended, or applicable banking laws and regulations, no consent, approval, order or authorization of, or declaration, filing or registration with, any Government Authority or third party is required to be obtained or made by such Acquiring Entity in connection with the






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execution and delivery by such Acquiring Entity of this Agreement and each of the other Transaction Documents to which it is a party, or the consummation of the transactions contemplated hereby and thereby (including, without limitation such Acquiring Entity's acquisition of Common Shares).

         (d) Such Acquiring Entity acknowledges that (i) it is an institutional "accredited investor" as defined in Rule 501(a)(1), (3) or (8) of Regulation D promulgated under the Securities Act; (ii) it has such knowledge and experience in financial and business matters in general that it has the capacity to evaluate the merits and risks of an investment in the Common Shares and to protect its own interest in connection with an investment in the Common Shares;
(iii) it is able to bear the economic risk of its investment in the Common Shares for the applicable time periods specified in this Agreement; (iv) the Company has made available to it the opportunity to evaluate the merits and risks of its investment in the Company; (v) it has been afforded access to information about the Company and the opportunity to ask questions of, and to receive answers from, officers and directors of the Company concerning the Company, its business and financial condition and any other matters relating to the operation of the Company and the offering of the Common Shares; (vi) it has not purchased the Common Stock as a result of any general solicitation or advertising (as those terms are used in Regulation D of the Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or seminar or meeting who's attendees have been invited by general solicitation or general advertising and (vii) it is not relying on any communication (written or oral) of the Company, other than those written representations in this Agreement, as investment advice or as a recommendation to purchase the Common Shares.

         (e) Such Acquiring Entity understands that the Common Shares have not been registered under the Securities Act or the securities laws of any State. Such Acquiring Entity agrees and represents that it will not voluntarily sell, assign, pledge or otherwise dispose of any Common Shares or any portion thereof unless, there is delivered to the Company evidence, satisfactory to the Company, which may include an opinion of counsel reasonably acceptable to the Company, to confirm that such Common Shares may be legally sold or disposed of without registration or qualification under the applicable state or federal statutes, or the Common Shares shall have been so registered or qualified and an appropriate registration statement shall then be in effect; the Acquiring Entity understands that the certificates representing the Common Shares will bear a Private Placement Legend (as defined below) containing the foregoing restriction.

         (f) Such Acquiring Entity is fully aware that the Common Shares are being issued and sold to the Acquiring Entity in reliance upon the exemption provided for in Section 4(2) of the Act and Rule 506 promulgated thereunder and similar exemptions provided under state securities laws on the grounds that no public offering is involved and that the representations, warranties and agreements set forth in this Agreement are essential to the claiming of such exemptions.

         (g) Nothing in this Section 5 shall limit or modify the representations and warranties of the Company in Section 4 of this Agreement or the right of the Acquiring Entities to rely thereon.

         5.2 Outstanding Indebtedness. Such Purchaser is the sole legal and beneficial owner of and has good title to the Outstanding Indebtedness set forth opposite such Purchaser's name on Schedule 1 hereto, subject to the footnotes thereto, under the title "Pre-Conversion Outstanding Indebtedness", free and clear of any Encumbrance, and such Outstanding Indebtedness is not subject to any prior sale, transfer, assignment or participation by Seller or any agreement to assign, convey, transfer or participate, in whole or in part.


         5.3 No Brokers. Such Acquiring Entity has not employed, and is not subject to the valid claim of, any broker, finder, consultant or other intermediary in connection with the Transactions who is entitled to a fee or commission in connection with the Transactions.


                                   ARTICLE VI
                                    COVENANTS

         6.1 Legend. Each Acquiring Entity agrees to the placement on certificates representing Common Shares of a legend (the "Private Placement Legend") substantially as set forth below:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

The Private Placement Legend shall be removed from any such certificate if (i) the securities represented thereby are sold pursuant to an effective registration statement under the Securities Act, (ii) there is delivered to the Company such satisfactory evidence, which may include an opinion of counsel, as reasonably may be requested by the Company, to confirm that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such securities will not violate the registration and prospectus delivery requirements of the Securities Act, or (iii) the securities represented thereby may be resold pursuant to Rule 144(k) promulgated under the Securities Act. No other legends shall be placed on such certificates without the consent of the Acquiring Entities.

                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by (i) the Company without the prior written consent of each of the Acquiring Entities and (ii) any Acquiring Entity without the prior written consent of the Company and each other Acquiring Entity (other than to an Affiliate of any such Acquiring Entity). Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted respective successors and assigns, and no other Person shall have any right, benefit or obligation hereunder.


         7.2 Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery, as follows:

         If to the Company:

             Oneida Ltd.
             163-181 Kenwood Avenue
             Oneida, New York
             Attention: Catherine Suttmeier
             Telephone: (315) 361-3600
             Facsimile: (315) 361-3399

         With a copy to:

             Shearman & Sterling LLP
             599 Lexington Avenue
             New York, NY 10022
             Attention: Douglas Bartner
             Telephone: (212) 848-4000
             Facsimile: (212) 848-7179

         If to any Purchaser:

         At the address set forth below such Purchaser's name on Schedule 1 hereto.

         With a copy to:

             In the case of a Lender or a Noteholder (as indicated on Schedule 1 hereto), to:

             Morgan, Lewis & Bockius LLP
             101 Park Avenue
             New York, New York
             Attention: Richard Toder
             Telephone: (212) 309-6000
             Facsimile: (212) 309-6001

or to such other place and with such other copies as either party may designate as to itself by written notice to the other.

         All such notices, requests, instructions or other documents shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged by addressee, if by telecopier transmission; and on the next Business Day if timely delivered to a nationally recognized courier guaranteeing overnight delivery.


         7.3 Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the internal laws of the State of New York. Each of the parties to this Agreement hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and the United States of America located in the County of New York for any action or proceeding arising out of or relating to this Agreement (and agrees not to commence any action or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 7.2 hereof shall be effective service of process for any action or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement in the courts of the State of New York or the United States of America located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.


         7.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         7.5 Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.


         7.6 Headings. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.


         7.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable the remainder of such provision in any other jurisdiction.

                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                                  ONEIDA LTD.



                                  By: /s/ PETER J. KALLET
                                      -------------------
                                      Title: Chief Executive Officer


                                  JPMORGAN CHASE BANK


                                  By: /s/ ROGER ODELL
                                      ---------------
                                      Title: Managing Director


                                  ANCHORAGE CAPITAL MASTER
                                  OFFSHORE, LTD., as Lender
                                  By: Anchorage Advisors, L.L.C., its advisor
                                  By: Anchorage Advisors Management, L.L.C., its
                                      managing member


                                  By: /s/ ANTHONY DAVIS
                                      -----------------
                                      Title: Member


                                  BANK OF AMERICA, NA



                                  By: /s/ LAURA T. SWEET
                                      ------------------
                                      Title: Assistant Vice President



                Signature Pages to Securities Exchange Agreement

                                  BARCLAYS BANK PLC

                                  By: /s/ STEVEN J. LANDZBERG
                                      -----------------------
                                      Title: Director


                                  CARGILL FINANCIAL SERVICES INTERNATIONAL, INC.



                                  By: /s/ KIRK OGREN
                                      --------------
                                      Title: Investment Manager


                                   By: /s/ PATRICK COOLEY
                                       ------------------
                                       Title: Cargill Value Investment


                                   FLEET NATIONAL BANK


                                    By: /s/ DANIEL D. BUTLER
                                        --------------------
                                        Title: Vice President


                                    BANK OF AMERICA STRATEGIC
                                    SOLUTIONS, INC.


                                    By: /s/ DANIEL D. BUTLER
                                        --------------------
                                        Title: Vice President


                                    LOEWS CORPORATION


                                    By: /s/ JOHN J. KENNY
                                        -----------------
                                        Title: Treasurer


                Signature Pages to Securities Exchange Agreement

                                    STARK EVENT TRADING


                                    By: /s/ CRAIG EFFRON
                                        ----------------
                                        Title: President


                                    SPS HIGH YIELD LOAN TRADING


                                    By: /s/ ROGER ODELL
                                        ---------------
                                        Title: Managing Director


                                    QUADRANGLE MASTER FUNDING LTD.


                                    By: /s/ ANDREW HERENSTEIN
                                        ---------------------
                                        Title: Member


                                    SCOGGIN CAPITAL MANAGEMENT,
                                    LP II


                                    By: /s/ CRAIG EFFRON
                                        ----------------
                                        Title:  President

                                    STRATEGIC VALUE MASTER FUND, LTD.
                                    By: Strategic Value Partners, L.L.C.
                                    Its: Investment Advisor


                                    By: /s/ VIVIANNE HERNANDEZ
                                        ----------------------
                                        Title: Authorized Signatory


                Signature Pages to Securities Exchange Agreement

                                    MAN MAC 3 LIMITED
                                    Strategic Value Partners, L.L.C.
                                    Its: Investment Advisor


                                    By: /s/ VIVIANNE HERNANDEZ
                                        ----------------------
                                        Title: Authorized Signatory


                                    LITESPEED MASTER FUND LTD.


                                    By: /s/ JANICE ZIMMERMAN
                                        --------------------
                                        Title: Managing Member


                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION*


                                    By: /s/ JIM UNGARI
                                        --------------
                                        Title: Vice President


*This signatory is signing the Agreement solely for the purpose of making the representations in Sections 5.1 and 5.3 and the agreements set forth in Section
6.1 hereof and shall not be deemed a Purchaser.

                                    CHART HOLDING CORP.*


                                    By: /s/ ROGER ODELL
                                        ---------------
                                        Title: President


*This signatory is signing the Agreement solely for the purpose of making the representations in Sections 5.1 and 5.3 and the agreements set forth in Section
6.1 hereof and shall not be deemed a Purchaser.


                Signature Pages to Securities Exchange Agreement

The following identified Exhibits and Schedules to the foregoing Securities Exchange Agreement are not filed with such Agreement. To the extent that any such Exhibits and/or Schedules have not been otherwise filed with the Securities & Exchange Commission, these Exhibits and/or Schedules will be furnished supplementally to the Securities & Exchange Commission upon request.

Schedules:
----------

Schedule 4.2 - Capitalization of the Company

Exhibits:
---------

Exhibit A - Bylaws
Exhibit B - Certificate of Incorporation
Exhibit C - Form of Registration Rights Agreement
Exhibit E - Form of Amendment to Amended and Restated Rights Agreement

                                   Schedule 1

------------------------------------------------------------------------------------------------------------------------------
     Name and Address of              Common Shares to         Conversion          Pre-Conversion            Post-Conversion
    Financial Institution               be Acquired(5)           Amount             Outstanding               Outstanding
                                                                                    Indebtedness              Indebtedness
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
        Lenders:
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Anchorage Capital Master                 2,194,644           $ 2,205,457.79        $ 16,995,565.64           $ 14,790,107.85
Offshore, Ltd.
650 Madison Avenue
26th Floor
New York, NY  10014
------------------------------------------------------------------------------------------------------------------------------
(6)Bank of America, NA                   2,600,738           $ 2,613,552.26        $ 20,140,398.55           $ 17,526,846.29
101 N. Tryon Street
NC1-001-15-04
Attn:  TLC  004
Charlotte, NC  28255
------------------------------------------------------------------------------------------------------------------------------
Banc of America Strategic                1,765,403           $ 1,774,101.51        $ 13,671,473.90           $ 11,897,372.39
Solutions, Inc.
111 Westminster Street
RI1-102-16-01
Providence, RI 02903
Attn: Dan Butler
------------------------------------------------------------------------------------------------------------------------------
Fleet National Bank                      2,251,362           $ 2,262,455.04        $ 17,434,794.36           $ 15,172,339.32
111 Westminster Street
RI1-102-16-01
Providence, RI 02903
Attn: Dan Butler
------------------------------------------------------------------------------------------------------------------------------
Barclays Bank PLC                        3,007,994           $ 3,022,815.12        $ 23,294,235.30           $ 20,271,420.18
200 Park Avenue
New York, NY  10166
Attn:  Paul Lukaszewski
------------------------------------------------------------------------------------------------------------------------------

-----------------
(5) Subject to Section 2.1 of the Agreement.

(6) $11,497,942.14 of the Pre-Conversion Outstanding Indebtedness of Bank of America, N.A. has been transferred as follows: (a) sale of participation in $2,999,113.13 of the Pre-Conversion Outstanding Indebtedness to General Electric Capital Corporation; and (b) sale of $8,498,829.01 of the Pre-Conversion Outstanding Indebtedness to Anchorage Capital Master Offshore, Ltd.

------------------------------------------------------------------------------------------------------------------------------
Cargill Financial Services               1,549,107         $ 1,556,739.58          $ 11,996,452.51           $ 10,439,712.93
International, Inc.
12700 Whitewater Drive, MS  144
Minnetonka, MN  55343-9439
------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank                     4,510,476         $ 4,532,700.26          $ 34,929,620.94           $ 30,396,920.66
270 Park Avenue
New York, NY 10017
------------------------------------------------------------------------------------------------------------------------------
Loews Corporation                          645,652         $   648,833.30          $  5,000,000.00           $  4,351,166.70
667 Madison Avenue
New York, New York 10021
Attention: Treasurer
------------------------------------------------------------------------------------------------------------------------------
Quadrangle Master Funding Ltd            3,180,912         $ 3,196,584.87          $ 24,633,329.26           $ 21,436,744.39
375 Park Avenue 14th Floor
New York, NY 10152
Attn:  Michael Gillin
------------------------------------------------------------------------------------------------------------------------------
SPS High Yield Loan Trading              3,921,349         $ 3,940,670.70          $ 30,367,358.51           $ 26,426,687.81
c/o JP Morgan Chase Bank
270 Park Avenue
New York, NY 10017
------------------------------------------------------------------------------------------------------------------------------
(7)Scoggin Capital Management,           1,290,922         $ 1,297,282.98          $  9,997,043.75           $  8,699,760.77
LP II
660 Madison Avenue
20th Floor
New York, NY  10021
------------------------------------------------------------------------------------------------------------------------------
Stark Event Trading                        645,461         $   648,641.49          $  4,998,521.88           $  4,349,880.38
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           Noteholders:
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

--------------
(7) $3,000,000.00 of the Pre-Conversion Outstanding Indebtedness of Scoggin Capital Management, LP II has been transferred sold to Bank of America, N. A.

------------------------------------------------------------------------------------------------------------------------------
Strategic Value Master Fund Ltd.
c/o Strategic Value Partners LLC
375 Park Avenue, Suite 2901               548,804            $551,508.31            $4,250,000                $3,698,491.69
New York, NY  10152
------------------------------------------------------------------------------------------------------------------------------
Man Mac 3 Limited                         161,413            $162,208.33            $1,250,000.00             $1,087,791.67
c/o Strategic Value Partners LLC
375 Park Avenue, Suite 2901
New York, NY  10152
------------------------------------------------------------------------------------------------------------------------------
Litespeed Master Fund, Ltd.               817,462            $821,490.07            $6,330,517.13             $5,509,027.06
237 Park Avenue, Suite 900
New York, NY  10017
------------------------------------------------------------------------------------------------------------------------------
SPS High Yield Loan Trading               761,208            $764,958.41            $5,894,876.31             $5,129,917.90
c/o JP Morgan Chase Bank
270 Park Avenue
New York, NY 10017
------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit D

                                 Form of Receipt
                                 ---------------

                                 August __, 2004




         Reference is made to the Securities Exchange Agreement (the "Agreement") dated as of August 9, 2004 among Oneida, Ltd. and each of the other signatories thereof. Capitalized terms used and not defined herein shall have the meanings assigned thereto in the Agreement.

         The undersigned hereby acknowledges receipt of a certificate representing _______ Common Shares purchased by it pursuant to the Agreement.

                                       [PURCHASER NAME]


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title: